NATIXIS FUNDS

Supplement dated May 1, 2013, to the Natixis Funds Statements of Additional Information dated February 1, 2013 and April 1, 2013, as may be revised or supplemented from time to time, for the following funds:

ASG Growth Markets Fund	Loomis Sayles Investment Grade Bond Fund
Gateway International Fund	Loomis Sayles Limited Term Government and Agency Fund
Loomis Sayles Capital Income Fund	Loomis Sayles Mid Cap Growth Fund
Loomis Sayles Core Plus Bond Fund	Loomis Sayles Senior Floating Rate and Fixed Income Fund
Loomis Sayles Global Equity and Income Fund	Loomis Sayles Strategic Income Fund
Loomis Sayles Growth Fund	Loomis Sayles Value Fund
Loomis Sayles High Income Fund	Vaughan Nelson Select Fund
Loomis Sayles International Bond Fund

Effective immediately, the first paragraph in the sub-section “Letter of Intent” within the section “Reduced Sales Charges” is hereby replaced with the following:

A Letter of Intent (a “Letter”), which can be effected at any time, is a privilege available to investors that reduces the sales charge on investments in Class A shares. Ordinarily, reduced sales charges are available for single purchases of Class A shares only when they reach certain breakpoints (e.g., $50,000, $100,000, etc.). By signing a Letter, a shareholder indicates an intention to invest enough money in Class A shares within 13 months to reach a breakpoint. If the shareholder’s intended aggregate purchases of all series and classes of the Trusts and other Natixis Funds over a defined 13-month period will be large enough to qualify for a reduced sales charge, the shareholder may invest the smaller individual amounts at the public offering price calculated using the sales load applicable to the 13-month aggregate investment. Certain shares held though Loomis Sayles Distributors, L.P. may not be eligible for this privilege.

Effective immediately, the third paragraph in the sub-section “Letter of Intent” within the section “Reduced Sales Charges” is hereby replaced with the following:

Purchases made within 90 days of the establishment of the Letter may be used towards meeting the Letter of Intent. The Rights of Accumulation (“ROA”) credit is the value of all shares held as of the effective date of the Letter based on the “public offering price computed on such date.”